                                                                    Exhibit 24.2

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints David M. McClanahan, Gary L. Whitlock and Rufus S. Scott, and each of them severally, his or her true and lawful attorney or attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, (i) any or all amendments (including pre-effective and post-effective amendments) to the Registration Statement on Form S-4 of CenterPoint Energy, Inc. (No. 333-123182) for the registration of up to $575,000,000 principal amount of 3.75% Convertible Senior Notes, Series B due 2023 and (ii) any registration statement of the type contemplated by Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them full power and authority, to do and perform in the name and on behalf of the undersigned, in any and all capacities, each and every act and thing necessary or desirable to be done in and about the premises, to all intents and purposes and as fully as they might or could do in person, hereby ratifying, approving and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 20th day of June, 2005.

                                                    By: /s/ Donald R. Campbell
                                                        ------------------------
                                                        Name: Donald R. Campbell
                                                        Title: Director

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints David M. McClanahan, Gary L. Whitlock and Rufus S. Scott, and each of them severally, his or her true and lawful attorney or attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, (i) any or all amendments (including pre-effective and post-effective amendments) to the Registration Statement on Form S-4 of CenterPoint Energy, Inc. (No. 333-123182) for the registration of up to $575,000,000 principal amount of 3.75% Convertible Senior Notes, Series B due 2023 and (ii) any registration statement of the type contemplated by Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them full power and authority, to do and perform in the name and on behalf of the undersigned, in any and all capacities, each and every act and thing necessary or desirable to be done in and about the premises, to all intents and purposes and as fully as they might or could do in person, hereby ratifying, approving and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 20th day of June, 2005.

                                                   By: /s/ Janiece M. Longoria
                                                       -------------------------
                                                       Name: Janiece M. Longoria
                                                       Title: Director

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints David M. McClanahan, Gary L. Whitlock and Rufus S. Scott, and each of them severally, his or her true and lawful attorney or attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, (i) any or all amendments (including pre-effective and post-effective amendments) to the Registration Statement on Form S-4 of CenterPoint Energy, Inc. (No. 333-123182) for the registration of up to $575,000,000 principal amount of 3.75% Convertible Senior Notes, Series B due 2023 and (ii) any registration statement of the type contemplated by Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them full power and authority, to do and perform in the name and on behalf of the undersigned, in any and all capacities, each and every act and thing necessary or desirable to be done in and about the premises, to all intents and purposes and as fully as they might or could do in person, hereby ratifying, approving and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 17th day of June, 2005.

                                                  By: /s/ Peter S. Wareing
                                                      --------------------------
                                                      Name: Peter S. Wareing
                                                      Title: Director